                             JOINT FILING AGREEMENT

               In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, (the "Act") the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to common stock of Halsey Drug Co., Inc. (including warrants to acquire the same) and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. Notwithstanding this Joint Filing Agreement, the persons named below disclaim that they constitute a "group" for purposes of Section 13d of the Act and the rules and regulations promulgated in connection therewith. In evidence thereof, the undersigned have executed this Joint Filing Agreement as of the 23rd day of October 1997.



                                       THE CHASE MANHATTAN CORPORATION



                                                      10/24/95
                                       _________________________________________
                                                        (Date)



                                                   JOHN V. CAULFIELD
                                       _________________________________________
                                                      (Signature)



                                                John V. Caulfield V.P.
                                       _________________________________________
                                                      (Name/Title)



                                       THE CHASE MANHATTAN BANK



                                                       10/24/95
                                       _________________________________________
                                                        (Date)

                                                   JOHN V. CAULFIELD
                                       _________________________________________
                                                      (Signature)



                                                John V. Caulfield V.P.
                                       _________________________________________




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


                                                      (Name/Title)


                                       THE BANK OF NEW YORK



                                                      10/23/95
                                       _________________________________________
                                                      (Date)



                                                   RICHARD MAYBAUM
                                       _________________________________________
                                                    (Signature)



                                                Richard Maybaum A.V.P.
                                       _________________________________________
                                                      (Name/Title)


                                       ISRAEL DISCOUNT BANK OF NEW YORK



                                                  October 23, 1995
                                       _________________________________________
                                                       (Date)



                                                   GEORGE S. DALLAL
                                       _________________________________________
                                                      (Signature)



                                                 George S. Dallal, V.P.
                                       _________________________________________
                                                      (Name/Title)



                                                  October 23,1995
                                       _________________________________________
                                                      (Date)



                                                   R. DAVID KORNGRUEN
                                       _________________________________________
                                                      (Signature)



                                               R. David Korngruen A.V.P.
                                       _________________________________________
                                                      (Name/Title)